UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2005

CV THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-21643	43-1570294
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3172 Porter Drive, Palo Alto, California	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 384-8500

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On June 22, 2005, CV Therapeutics, Inc. (“CV Therapeutics”) announced that it is offering to sell, subject to market and other conditions, 6,000,000 shares of its common stock and $100 million aggregate principal amount of senior subordinated convertible notes due 2013 (the “Notes”), plus over-allotment options, in concurrent public offerings pursuant to CV Therapeutics’ Registration Statement on Form S-3 (Registration Statement Nos. 333-109428 and 333-53202). A copy of the press release dated June 22, 2004 is attached hereto as Exhibit 99.1.

In accordance with Section 305(b) of the Trust Indenture Act of 1939 and the rules under this act, CV Therapeutics is filing herewith the Statement of Eligibility and Qualification on Form T-1 of Wells Fargo Bank, National Association to act as trustee under the indenture relating to the Notes.

This report may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or CV Therapeutics’ future clinical or product development, financial performance, regulatory review of CV Therapeutics’ products or product candidates or commercialization efforts. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of those terms and other comparable terminology. These statements reflect only management’s current expectations. Important factors that could cause actual results to differ materially from the forward-looking statements we make or incorporate by reference in this report are set forth under the heading “Risk Factors” in CV Therapeutics’ most recent Annual Report on Form 10-K/A and Quarterly Report on Form 10-Q, as may be updated from time to time by CV Therapeutics’ future filings under the Securities Exchange Act. If one or more of these risks or uncertainties materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. We disclaim any intent or obligation to update these forward-looking statements

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended.

99.1	Press Release dated June 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2005	CV THERAPEUTICS, INC.

	By:	/s/ Tricia Borga Suvari
Tricia Borga Suvari
Vice President, General Counsel and Assistant Secretary

Index to Exhibits

Exhibit Number	Description of Exhibit
25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended.

99.1	Press Release dated June 22, 2005.